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     John Hancock Independence Diversified Core Equity Fund dated 9//1/95
               John Hancock Emerging Growth Fund dated 5/15/95
              John Hancock Government Income Fund dated 5/15/95


                 Supplement to Class A and Class B Prospectus


The "Initial Sales Charge Alternative-Class A Shares" section under SHARE PRICE is supplemented as follows:

From October 2, 1995 through December 29, 1995, for all participating Selling Brokers with whom John Hancock Funds, Inc. has sales agreements, John Hancock Funds, Inc. will pay an additional commission of 0.75% of the amount invested in Class A & Class B shares, on cumulative sales of $100,000 or more of any combination of these Funds' shares for a pre-determined three month period.



October 2, 1995

Z400S 10/95